Exhibit 10.1(t)

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS NOTE HAS BEEN ACQUIRED, AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE MUST BE ACQUIRED, FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION OF THE RESALE THEREOF UNDER THE ACT OR AN OPINION OF COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

                          TRANSMEDIA ASIA PACIFIC, INC.

                          12% SECURED CONVERTIBLE NOTE

New York, New York                                                 $6,234,000.00
December 13, 2000

            FOR VALUE RECEIVED, TRANSMEDIA ASIA PACIFIC, INC., a Delaware corporation (hereinafter called the "Company"), hereby promises to pay to Advantage Fund II Ltd., a British Virgin Islands corporation, c/o CITCO, Kaya Flamboyan 9 Curacao, Netherlands Antilles, or registered assigns (the "Holder") or order, the aggregate principal amount of Six Million Two Hundred Thirty Four Thousand Dollars ($6,234,000.00), which principal shall be paid in seven quarterly installments equal to the Principal Installment Amount due on each of June 13, 2001, September 13, 2001, December 13, 2001, March 13, 2002, June 13,
2002, September 13, 2002 and December 13, 2002 (the "Final Maturity Date", and together with such other six dates, the "Principal Payment Dates"), and to pay interest on the unpaid principal balance hereof at the Applicable Rate from the date hereof until the same becomes due and payable, whether on a Principal Payment Date, at maturity or upon acceleration or by redemption or repurchase in accordance with the terms hereof or otherwise. Any amount of principal of or interest on this Note which is not paid when due shall bear interest at the Default Rate from the due date thereof (except as otherwise provided in the definition of Default Rate in Article VI) until the same is paid ("Default Interest"). Interest shall be payable quarterly in arrears on each of March 13, 2001, June 13, 2001, September 13, 2001, December 13, 2001, March 13, 2002, June
13, 2002, September 13, 2002 and on the Final Maturity Date (the "Interest Payment Dates"); provided, however, that the first quarterly interest payment due on March 13, 2001 may be deferred by the Company until no later than June 13, 2001. Interest on this Note shall accrue daily and be computed on the basis of a 360-day year of 12 30-day months and actual days elapsed. No interest shall be payable on an Interest Payment Date on any portion of the principal amount of this Note for any period after which such portion shall have been converted, redeemed or repurchased prior to such Interest Payment Date so long as the Company shall have complied in full with its obligations with respect to such conversion, redemption or repurchase.

            All payments of principal of and premium, if any, and interest on this Note shall be made in the lawful money of the United States of America. All payments shall be made by wire transfer of immediately available funds to such account as the Holder may from time to time designate by written notice in accordance with the provisions of this Note. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day and, in the case of any Interest Payment Date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of interest due on such date. Certain capitalized terms used in this Note are defined in Article VI.

            The obligations of the Company under this Note shall rank in right of payment (i) on a parity with all other unsubordinated obligations of the Company for Indebtedness existing on the Issuance Date and (ii) senior to all Indebtedness of the Company hereafter created or incurred. This Note is issued pursuant to the Exchange Agreement and the Holder of this Note and the Other Note are subject to the terms of the Exchange Agreement. The obligations of the Company under this Note are secured pursuant to, and the Holder of this Note is entitled to the benefits of, the Security Agreement.

            The following terms shall apply to this Note:

                                    ARTICLE I

                               OPTIONAL REDEMPTION

            1.1 Optional Redemption by Company. (a) On any Optional Redemption Date, so long as no Event of Default or Repurchase Event has occurred and is continuing and so long as the Company is in compliance in all material respects with its obligations to the Holder (including, without limitation, its obligations under the Transaction Documents), the Company shall have the right to redeem all or from time to time any portion of this Note at the Optional Redemption Price pursuant to this Section 1.1. In order to exercise its right of redemption under this Section 1.1, the Company shall give an Optional Redemption Notice to the Holder not less than 20 Trading Days or more than 30 Trading Days prior to the Optional Redemption Date stating that: (1) the Company is exercising its right to redeem a specified portion of this Note in accordance with this Section 1.1, (2) the principal amount of this Note to be redeemed, (3) the Optional Redemption Price and (4) the Optional Redemption Date. On the applicable Optional Redemption Date the Company shall pay to or upon the order of the Holder by wire transfer of immediately available funds to such account as shall be specified for such purpose by the Holder an amount equal to the Optional Redemption Price of the portion of this Note to be redeemed.

            (b) Notwithstanding the giving of an Optional Redemption Notice, the Holder shall be entitled to convert in accordance with the terms of this Note the portion of this Note which is to be redeemed in accordance with such Optional Redemption Notice by giving a Conversion Notice at any time prior to the later of (1) date which is one Business Day prior to the applicable Optional Redemption Date and (2) the date on which the Company pays the Optional Redemption Price of such portion of this Note to the Holder.

            (c) Any redemption of this Note pursuant to this Section 1.1 shall be made at the same time as a redemption by the Company of a pro rata portion (based on the outstanding principal amounts) of the Other Note. The Company shall not redeem the Other Note pursuant to the provisions thereof similar to this Section 1.1 or repurchase or otherwise acquire the Other Note unless the Company offers simultaneously to redeem, repurchase or otherwise acquire a pro rata portion (based on outstanding principal amount) of this Note for cash at the same price as the Other Note.

            1.2 No Prepayment. Except as otherwise specifically provided in
Section 1.1 or with the consent of the holders of this Note and the Other Note, this Note may not be prepaid, redeemed or repurchased at the option of the Company prior to the Final Maturity Date.

                                   ARTICLE II

                                   CONVERSION

            2.1 Conversion Right. (a) The Holder shall have the right from and after the Issuance Date and then at any time on or prior to the date this Note is paid in full, to convert at any time all or from time to time any part of the outstanding and unpaid principal amount of this Note of at least $10,000, or such lesser amount as shall remain unpaid at the time of the conversion or may be permitted from time to time by the Company in its discretion, and accrued and unpaid interest on the principal amount to be converted and on any such interest, into fully paid and nonassessable shares of Common Stock at the Conversion Price in effect on the date the applicable Conversion Notice is given in accordance with this Note. The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing the sum of (1) that portion of the principal amount of this Note to be converted plus (2) accrued and unpaid interest on such principal amount to the date the Conversion Notice for such conversion is given plus (3) Default Interest, if any, on the amounts referred to in clauses (1) and (2) of this sentence to the date such Conversion Notice is given, by the Conversion Price in effect on the applicable Conversion Date.

            (b) Notwithstanding any other provision of this Note, in no event shall the Holder be entitled at any time to convert any portion of the principal amount of this Note (and accrued and unpaid interest thereon and on any such interest) in excess of that portion of the principal amount of this Note (and accrued and unpaid interest thereon and on any such interest) upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and all Aggregated Persons of the Holder (other than shares of Common Stock deemed beneficially owned by the Holder or any Aggregated Person of the Holder through the ownership of (x) the unconverted portion of the principal amount of this Note and the Other Note and accrued and unpaid interest thereon and on any such interest and (y) the unconverted or unexercised portion of any instrument, including, without limitation, the Warrants, which contains limitations similar to those set forth in this sentence) and (2) the number of shares of Common Stock issuable upon conversion of the portion of the principal amount of this Note and accrued and unpaid interest thereon and on any such interest with respect to which the determination in this sentence is being made, would result in beneficial ownership by the Holder and all Aggregated Persons of the Holder of more than 4.9% of the outstanding shares of Common Stock. For purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the 1934 Act, and Regulation 13D-G thereunder, except as otherwise provided in clause (1) of the immediately preceding sentence.

            2.2 Authorized Shares. The Company covenants that, during the period the conversion rights exist, the Company will reserve from its authorized and unissued Common Stock an aggregate of 6,800,000 shares (such amount to be subject to equitable adjustment from time to time on terms reasonably acceptable to the Majority Holders for stock splits, stock dividends, combinations, capital reorganizations and similar events relating to the Common Stock occurring on or after the Issuance Date) to provide for the issuance of Common Stock upon the full conversion of this Note and the Other Note, subject to reduction from time to time by the number of shares of Common Stock issued on conversion of this Note and the Other Note. The Company shall, from time to time, authorize and reserve additional shares of Common Stock to be issuable pursuant to the terms of this Note as shall be necessary to ensure that an adequate number of shares of Common Stock are at all times authorized and reserved for issuance upon full conversion of this Note and the Other Note in accordance with the terms hereof and thereof. The Company represents and warrants that upon issuance, such shares of Common Stock will be duly and validly issued, fully paid and non-assessable. The Company agrees that its issuance of this Note shall constitute full authority to its officers and agents who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the conversion of this Note.

            2.3 Method of Conversion. (a) The right of the Holder to convert this Note shall be exercised by delivering (which may be made by telephone line facsimile transmission) to the Conversion Agent, with a copy to the Company, a Conversion Notice stating the principal amount of this Note which, together with interest and Default Interest, if any, as provided in this Note, is being converted and the number of shares of Common Stock to be issued upon such conversion. The number of shares of Common Stock to be issued upon each conversion of this Note shall be the number set forth in the applicable Conversion Notice, which number shall be conclusive absent manifest error. The Company shall notify the Holder of any claim by the Company of manifest error in a Conversion Notice within two Trading Days after the Holder gives such Conversion Notice and no such claim of error shall limit or delay performance of the Company's obligation to issue upon such conversion the number of shares of Common Stock which are not in dispute. A Conversion Notice shall be deemed for all purposes to be in proper form unless the Company notifies the Holder by telephone line facsimile transmission within two Trading Days after a Conversion Notice has been given (which notice from the Company shall specify all defects in the Conversion Notice) and any Conversion Notice containing any such defect shall nonetheless be effective on the date given if the Holder promptly undertakes in writing to correct all such defects. The Company shall pay any transfer taxes arising in connection with any conversion of this Note except that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock or other securities or property on conversion of this Note in a name other than that of the Holder, and the Company shall not be required to issue or deliver any such shares or other securities or property unless and until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of any such tax or shall have established to the satisfaction of the Company that such tax has been paid. The Holder shall be responsible for the amount of any withholding tax payable in connection with such conversion.

            (b) If the Holder elects to convert this Note in accordance with
Section 2.1, the Holder shall not be required to physically surrender this Note unless the entire unpaid principal amount of this Note is so converted. The Company shall maintain records showing the principal amount and the amount of interest so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon each such conversion. In the event of any dispute or discrepancy, such records of the Company shall be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if any portion of this Note is converted as aforesaid the Holder may not transfer this Note unless (1) the Holder first physically surrenders this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new note of like tenor, registered as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, representing in the aggregate the remaining unpaid principal amount of this Note and (2) such transfer is otherwise in compliance with Section 7.7 hereof. THE HOLDER AND ANY ASSIGNEE HEREOF, BY ACCEPTANCE OF THIS NOTE, ACKNOWLEDGES AND AGREES THAT, BY REASON OF THE PROVISIONS OF THIS PARAGRAPH, FOLLOWING CONVERSION OF A PORTION OF THIS NOTE, THE UNPAID AND UNCONVERTED PRINCIPAL AMOUNT OF THIS NOTE REPRESENTED BY THIS NOTE MAY BE LESS THAN THE AMOUNT STATED ON THE FACE HEREOF.

            (c) In case of any consolidation or merger of the Company with any other corporation (other than a wholly-owned subsidiary of the Company) in which the Company is not the surviving corporation, or in case of any sale or transfer of all or substantially all of the assets of the Company, or in the case of any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property, the Company shall make appropriate provision or cause appropriate provision to be made so that the Holder shall have the right thereafter to convert this Note into the kind of shares of stock and other securities and property receivable upon such consolidation, merger, sale, transfer or share exchange by the Persons who were holders of Common Stock immediately prior to the effective date of such consolidation, merger, sale, transfer or share exchange and on a basis which preserves the economic benefits of the conversion rights of the Holder on a basis as nearly as practical as such rights existed prior to such consolidation, merger, sale, transfer or share exchange. If, in connection with any such consolidation, merger, sale, transfer or share exchange each holder of shares of Common Stock is entitled to elect to receive either securities, cash or other assets upon completion of such transaction, the Company shall provide or cause to be provided to the Holder the right to elect the securities, cash or other assets into which this Note shall be convertible after completion of any such transaction on the same terms and subject to the same conditions applicable to holders of the Common Stock (including, without limitation, notice of the right to elect, limitations on the period in which such election shall be made, and the effect of failing to exercise the election). The Company shall not effect any such transaction unless the provisions of this paragraph have been complied with. The above provisions shall similarly apply to successive consolidations, mergers, sales, transfers or share exchanges.

            Whenever the Company shall propose to take any of the actions specified in this Section 2.3(c), the Company shall cause a notice to be mailed to the Holder at least 20 days prior to the date on which the books of the Company will close or on which a record will be taken for such action. Such notice shall specify the action proposed to be taken by the Company and the date as of which holders of record of the Common Stock shall participate in any such actions or be entitled to exchange their Common Stock for securities or other property, as the case may be.

            (d) Upon receipt by the Conversion Agent from the Holder of a Conversion Notice, the Company shall issue and deliver or cause to be issued and delivered to the Holder certificates for the Common Stock issuable upon such conversion by the close of business on the third Business Day after the date of such receipt, and as of the close of business on the date of receipt of such Conversion Notice the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such conversion, the outstanding principal amount and the amount of accrued and unpaid interest on this Note shall be reduced to reflect such conversion, and all rights with respect to the portion of this Note being so converted shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets, as herein provided, on such conversion. If the Holder shall have given a Conversion Notice as provided herein, the Company's obligation to issue and deliver the certificates for Common Stock shall be absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any Person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Company to the Holder, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with such conversion. If the Company fails to issue and deliver the certificates for the Common Stock to the Holder pursuant to the first sentence of this Section 2.3(d) as and when required to do so, in addition to any other liabilities the Company may have hereunder and under applicable law, (1) the Company shall pay or reimburse the Holder on demand for all out-of-pocket expenses including, without limitation, fees and expenses of legal counsel incurred by the Holder as a result of such failure,
(2) for each Trading Day thereafter on which the Company so fails to deliver such certificates, the Conversion Price applicable to such conversion shall be reduced by an amount equal to one percent (1%) of the amount that the Conversion Price would otherwise be and (3) the Holder may by written notice (which may be given by mail, courier, personal service or telephone line facsimile transmission) or oral notice (promptly confirmed in writing) given at any time prior to delivery to the Holder of the certificates for the shares of Common Stock issuable upon such conversion of this Note, rescind such conversion, whereupon the Holder shall have the right to convert this Note thereafter in accordance herewith.

            (e) No fractional shares of Common Stock shall be issued upon conversion of this Note but, in lieu of any fraction of a share of Common Stock which would otherwise be issuable in respect of the aggregate number of such shares converted at one time by the same holder, the Company may round the number of shares of Common Stock issued on such conversion up to the next highest whole share or may pay lawful money of the United States of America, based on a value of one share of Common Stock being equal to the last sale price of the Common Stock on the date the applicable Conversion Notice is given to the Company, as reported by Bloomberg, L.P.

            2.4 Limitation on Shares Issuable on Conversion. Notwithstanding any other provision herein, unless (i) the Company elects otherwise and (ii) if required, the Stockholder Approval shall have been obtained from the stockholders of the Company or waived by the Nasdaq SmallCap or other securities market on which the Common Stock is then listed which has a Stockholder Approval Rule, the Company shall not be required to issue upon conversion of this Note a number of shares of Common Stock in excess of the Maximum Share Amount. The Company shall maintain records which show the number of shares of Common Stock issued by the Company upon conversion from time to time of this Note, which records shall be controlling in the absence of manifest error. Upon surrender of this Note for transfer or re-registration hereof (or, at the option of the Holder, for conversion pursuant to Section 2.1 of less than all of this Note), the Company shall make a notation on the new Note issued upon such transfer or re-registration or evidencing such unconverted portion of this Note, as the case may be, as to the remaining number of shares of Common Stock from the Maximum Share Amount remaining available for conversion of the Note evidenced by such new certificate. If this Note is surrendered for split-up into two or more Notes representing an aggregate principal amount equal to the principal amount of this Note at the time so surrendered (as reduced by any contemporaneous conversion of this Note), each Note issued on such split-up shall bear a notation of the portion of the Maximum Share Amount allocated thereto determined by pro rata allocation from among the remaining portion of the Maximum Share Amount allocated to this Note at the time so surrendered. If any Other Note is converted in full, repaid, repurchased or redeemed, all of the portion of the Maximum Share Amount (as defined in such Other Note) allocated to such Other Note which remains unissued after such conversion, repayment, repurchase or redemption shall be re-allocated to this Note and the Other Note outstanding at the close of business on the date of such conversion, repayment, repurchase or redemption of the Other Note so converted, repaid, repurchased or redeemed pro rata based on the principal amounts outstanding at the close of business on such date.

                                   ARTICLE III

                                CERTAIN COVENANTS

            3.1 Limitations on Certain Indebtedness. The Company will not itself, and will not permit any subsidiary of the Company to, create, assume, incur or in any manner become liable in respect of, any Indebtedness other than Permitted Indebtedness.

            3.2 Payment of Obligations. The Company will pay and discharge, and will cause each subsidiary to pay and discharge, all their respective material obligations and liabilities, including, without limitation, tax liabilities, except where the same may be contested in good faith by appropriate proceedings.

                                   ARTICLE IV

                                EVENTS OF DEFAULT

            If any of the following events of default (each, an "Event of Default") shall occur:

            4.1 Failure to Pay Principal or Interest. The Company fails (a) to pay any installment of principal, the Optional Redemption Price or the Repurchase Price hereof when due, whether on a Principal Payment Date, at maturity, upon redemption or repurchase, upon acceleration or otherwise, as applicable, or (b) to pay any installment of interest hereon when due and, in the case of clauses (a) or (b) of this Section 4.1, such failure continues for a period of five (5) Business Days after the due date thereof, and provided, however, that if the first quarterly interest payment due March 13, 2001 is not timely made, such failure to pay will not become an Event of Default unless such failure continues until the 180th day after the Issuance Date;

            4.2 Conversion and the Shares. The Company fails to timely issue or cause to be issued shares of Common Stock to the Holder upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note or fails to transfer any certificate for shares of Common Stock issued to the Holder upon conversion of this Note as and when required by this Note and the other Transaction Documents;

            4.3 Breach of Covenant. The Company or any Guarantor (a) fails to comply with any provision of Article III of this Note or (b) breaches any other material covenant or other material term or condition of this Note (other than as specifically provided in Sections 4.1, 4.2 and 4.3(a) hereof) or the other Transaction Documents, and in the case of this clause (b) of this Section 4.3 only, such breach continues for a period of ten (10) Business Days after written notice thereof to the Company from the Holder;

            4.4 Breach of Representations and Warranties. Any representation or warranty of the Company or the Guarantors made herein or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith (including, without limitation, the Transaction Documents) shall be false or misleading in any material respect when made;

            4.5 Certain Voluntary Proceedings. The Company, any material subsidiary of the Company, or any Guarantor shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due or shall admit in writing its inability generally to pay its debts as they become due;

            4.6 Certain Involuntary Proceedings. An involuntary case or other proceeding shall be commenced against the Company, any material subsidiary of the Company, or any Guarantor seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of sixty (60) consecutive days;

            4.7 Judgments. Any court of competent jurisdiction shall enter one or more final judgments against the Company, any subsidiary of the Company, or any Guarantor or any of their respective properties or other assets in an aggregate amount in excess of $100,000, which is not vacated, bonded, stayed, discharged, satisfied or waived for a period of sixty (60) consecutive days;

            4.8 Default Under Other Agreements. (a) the Company, any subsidiary of the Company, or any Guarantor shall (i) default in any payment with respect to any Indebtedness for borrowed money (other than this Note) which Indebtedness has an outstanding principal amount in excess of $100,000 individually or $200,000 in the aggregate for the Company, its subsidiaries and the Guarantors, taken as a whole, beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created or (ii) default in the observance or performance of any agreement, covenant or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, any such Indebtedness to become due prior to its stated maturity and such default or event shall continue beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created (after giving effect to any consent or waiver obtained and then in effect thereunder); or (b) any Indebtedness of the Company, any of its subsidiaries or the Guarantors which has an outstanding principal amount in excess of $100,000 individually or $200,000 in the aggregate shall, in accordance with its terms, be declared to be due and payable, or required to be prepaid other than by a regularly scheduled or required payment prior to the stated maturity thereof;

            4.9 Security Agreement. The occurrence of any Event of Default as such term is defined in the Security Agreement; or

            4.10 Assertion of Invalidity. There shall have been asserted, in writing, by or on behalf of the Company that any provision of the Transaction Documents is not valid and binding on the Company, any of its subsidiaries or the Guarantors, as the case may be, or declaration shall have been sought by or on behalf of the Company, any of its subsidiaries or the Guarantors, as the case may be, that any such provision is null and void, or there shall have been commenced by or on behalf of the Company, any of its subsidiaries or the Guarantors, as the case may be, a proceeding to contest the validity or enforceability thereof, or there shall have been a denial by or on behalf of the Company, any of its subsidiaries or the Guarantors, as the case may be, that any of them has any or further liability or obligation under the Transaction Documents; then upon the occurrence and during the continuation of any Event of Default specified in Section 4.1, 4.2, 4.3, 4.4, 4.7, 4.8, 4.9 or 4.10, at the option of the Holder, the Company shall, and upon the occurrence of any Event of Default specified in Section 4.5 or 4.6, the Company shall, pay to the Holder an amount equal to the sum of (1) the product obtained by multiplying (a) the sum of (A) the outstanding principal amount of this Note plus (B) accrued and unpaid interest on such principal amount to the date of payment times (b) 120% plus (2) accrued and unpaid Default Interest, if any, on the amounts referred to in the immediately preceding clauses (A) and (B) at the rate provided in this Note to the date of payment, and all other amounts payable hereunder shall immediately become due and payable, all without demand, presentment or notice, all of which hereby are expressly waived, together with all costs, including, without limitation, legal fees and expenses, of collection, and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity, including all rights and remedies under or in connection with the Security Agreement.

                                    ARTICLE V

                       REPURCHASE UPON A REPURCHASE EVENT

            5.1 Repurchase Right Upon Repurchase Event. If there shall occur a Repurchase Event, then, in addition to any other right or remedy of the Holder, the Holder shall have the right, at the Holder's option, to require the Company to repurchase all of this Note, or any portion hereof (in a minimum principal amount of $100,000 or integral multiples thereof (or such lesser remaining principal amount of this Note)), on the repurchase date that is three Business Days after the date of the Holder Notice delivered with respect to such Repurchase Event. The Holder shall have the right to require the Company to repurchase all or any such portion of this Note if a Repurchase Event occurs at any time while any portion of the principal amount of this Note is outstanding at a price equal to the Repurchase Price.

            5.2 Notices; Method of Exercising Repurchase Rights, Etc. (a) On or before the fifth Business Day after the occurrence of a Repurchase Event, the Company shall give to the Holder a Company Notice of the occurrence of the Repurchase Event and of the repurchase right set forth herein arising as a result thereof. Such Company Notice shall set forth:

            (i) the date by which the repurchase right must be exercised, and

            (ii) a description of the procedure (set forth below) which the Holder must follow to exercise the repurchase right.

No failure of the Company to give a Company Notice or defect therein shall limit the Holder's right to exercise the repurchase right or affect the validity of the proceedings for the repurchase of this Note or portion hereof.

            (b) To exercise the repurchase right, the Holder shall deliver to the Company on or before the 30th day after the Company Notice is given (or if no such Company Notice has been given, within 50 days after the Holder first learns of the Repurchase Event) (i) a Holder Notice setting forth the name of the Holder, the principal amount of this Note to be repurchased, and, in general terms, the Repurchase Event giving rise to such repurchase and (ii) this Note, duly endorsed for transfer to the Company of the portion of the principal amount of this Note to be repurchased. A Holder Notice may be revoked by the Holder by given notice of such revocation prior to the time the Company pays the Repurchase Price.

            5.3 Other. (a) If the Holder shall have given a Holder Notice, on the date which is three Business Days after the date such Notice is given (or such later date as the Holder surrenders this Note for full or partial repurchase) the Company shall make payment in immediately available funds of the applicable Repurchase Price to such account as specified by the Holder in writing to the Company at least one Business Day prior to the applicable repurchase date. If the Company fails to repurchase on the applicable repurchase date this Note (or portion hereof) as to which the repurchase right has been properly exercised pursuant to this Article V, then the Repurchase Price for the portion (which, if applicable, may be all) of this Note shall bear interest to the extent not prohibited by applicable law from the applicable repurchase date until paid at the Default Rate.

            (b) If a portion of this Note is to be repurchased, upon surrender of this Note to the Company in accordance with the terms of this Article V, the Company shall execute and deliver to the Holder without service charge, a new Note or Notes, having the same date hereof and containing identical terms and conditions, in such denomination or denominations as requested by the Holder in an aggregate principal amount equal to, and in exchange for, the unrepurchased portion of the principal amount of the Note so surrendered.

            (c) The Company shall notify the Holder of any claim by the Company of manifest error in a Holder Notice within one Business Day after the Holder gives such notice and no such claim of error shall limit or delay performance of the Company's obligation to repurchase such portion of the Note which is not in dispute and (ii) such notice shall be deemed for all purposes to be in proper form unless the Company notifies the Holder within one Business Day after such notice has been given (which notice from the Company shall specify all defects in such notice) and any Holder Notice containing any such defect shall nonetheless be effective on the date given if the Holder promptly undertakes in writing to correct all such defects.

                                   ARTICLE VI

                                   DEFINITIONS

            6.1 Certain Defined Terms. (a) All the agreements or instruments herein defined shall mean such agreements or instruments as the same may from time to time be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms thereof and of this Note.

            (b) The following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

            "Affiliate" means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or under common control with the subject Person; for purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

            "Aggregated Person" means, with respect to any Person, any Person whose beneficial ownership of shares of Common Stock would be aggregated with the beneficial ownership of shares of Common Stock by such Person for purposes of Section 13(d) of the 1934 Act and Regulation 13D-G thereunder.

            "AMEX" means the American Stock Exchange, Inc.

                  "Applicable Rate" means twelve percent (12.0%) per annum; provided, however, that if the first quarterly interest payment due March 13, 2001 is made after such Interest Payment Date, the Applicable Rate for such payment shall be fifteen percent (15.0%) per annum commencing on the Issuance Date.

            "Average Market Price" for any date means the arithmetic average of the Market Price for each of the five Trading Days, whether or not consecutive, during the applicable Measurement Period on which the lowest Market Prices occurred.

            "Business Day" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in The City of New York are authorized or required by law or executive order to remain closed.

            "Collateral Agent" means Advantage Fund II Ltd., as Collateral Agent under the Security Agreement.

            "Common Stock" shall mean the Common Stock, $.00001 par value, of the Company or any shares of capital stock of the Company into which such stock shall be changed or reclassified after the Issuance Date.

            "Company" shall have the meaning provided in the first paragraph of this Note.

            "Company Notice" means a notice from the Company to the Holder of the occurrence of a Repurchase Event given in accordance with Section 5.2(a).

            "Conversion Agent" means American Stock Transfer & Trust Company, or its duly appointed successor, as conversion agent for this Note pursuant to the Transfer Agent Instructions.

            "Conversion Date" means, with respect to each conversion of this Note pursuant to Article II, the date on which the Conversion Notice relating to such conversion is actually received by the Conversion Agent, whether by mail, courier, personal service, telephone line facsimile transmission or other means.

            "Conversion Notice" means a Notice of Conversion of 12% Secured Convertible Note substantially in the form attached hereto as Exhibit A, properly completed and duly executed by the Holder or the Holder's attorney-in-fact.

            "Conversion Price" means for any Conversion Date, 95% of the Average Market Price during the Measurement Period for such Conversion Date.

            "Default Interest" shall have the meaning provided in the first paragraph of this Note.

            "Default Rate" means sixteen and one half percent (16.5%) per annum (or such lesser rate equal to the highest rate permitted by applicable law); provided, however, that if the first quarterly interest payment is made (i) after the first Interest Payment Date but on or prior to June 13, 2001, such payment shall not bear Default Interest or (ii) after June 13, 2001, the 16.5% Default Rate shall apply commencing on June 14, 2001 to such payment computed at an Applicable Rate of 15% from the Issuance Date.

            "Event of Default" shall have the meaning provided in Article IV.

            "Exchange Agreement" means the Exchange Agreement, dated as of December 12, 2000, by and among the Company, Advantage Fund II Ltd. and Koch Investment Group Limited.

            "Final Maturity Date" shall have the meaning provided in the first paragraph of this Note.

            "Generally Accepted Accounting Principles" for any Person means the generally accepted accounting principles and practices applied by such Person from time to time in the preparation of its audited financial statements.

            "Guarantors" means TME, MonsterBook.com, Inc., a Delaware corporation, and DSS Direct Connect, L.L.C., a Washington limited liability company, and their respective successors and assigns.

            "Guaranty Agreement" means the Guaranty Agreement, dated as of the Issuance Date, by and among the Guarantors, the Company, the Holder and the original holder of the Other Note.

            "Holder" shall have the meaning provided in the first paragraph of this Note.

            "Holder Notice" means a notice from the Holder to the Company requiring the repurchase of all or a portion of this Note given in accordance with Section 5.2(b).

            "Indebtedness" as used in reference to any Person means all indebtedness of such Person for borrowed money, the deferred purchase price of property, goods and services and obligations under leases which are required to be capitalized in accordance with Generally Accepted Accounting Principles and shall include all such indebtedness guaranteed in any manner by such Person or in effect guaranteed by such Person through a contingent agreement to purchase and all indebtedness for the payment or purchase of which such Person has contingently agreed to advance or supply funds and all indebtedness secured by mortgage or other lien upon property owned by such Person, although such Person has not assumed or become liable for the payment of such indebtedness, and, for all purposes hereof, such indebtedness shall be treated as though it has been assumed by such Person.

            "Interest Payment Dates" shall have the meaning provided in the first paragraph of this Note.

            "Issuance Date" means the date this Note was first issued to the original Holder of this Note.

            "Majority Holders" means at any time such of the holders of this Note and the Other Note which hold this Note and the Other Note which, based on the outstanding principal amount thereof, represent a majority of the aggregate outstanding principal amount of this Note and the Other Note.

            "Market Price" of the Common Stock on any date means the closing bid price for one share of Common Stock on such date on the first applicable among the following: (a) the national securities exchange on which the shares of Common Stock are listed which constitutes the principal securities market for the Common Stock, (b) the Nasdaq, if the Nasdaq constitutes the principal securities market for the Common Stock on such date, (c) the Nasdaq SmallCap, if the Nasdaq SmallCap constitutes the principal securities market for the Common Stock on such date (in the case of clauses (a), (b) and (c), as reported by Bloomberg, L.P.) or (d) the OTC Bulletin Board or such other market or service where the Common Stock is listed or quoted (subject to equitable adjustments from time to time on terms reasonably acceptable to the Majority Holders for stock splits, stock dividends, combinations, recapitalizations, reclassifications, distributions, Tender Offers and similar events relating to the Common Stock occurring after the Issuance Date).

            "Maximum Share Amount" means [INSERT PRO RATA PORTION OF 6,800,000] shares of Common Stock (such amount to be subject to (i) adjustment pursuant to the provisions of

Section 2.4 and (ii) equitable adjustment from time to time on terms reasonably acceptable to the Majority Holders for stock splits, stock dividends, combinations, recapitalizations, reclassifications, distributions, Tender Offers and similar events relating to the Common Stock occurring after the Issuance
Date).

            "Measurement Period" means, with respect to any date, the period of 20 consecutive Trading Days ending on the Trading Day prior to such date.

            "Merger" means the proposed merger of TME with and into a subsidiary of the Company pursuant to the Agreement and Plan of Merger, dated as of December 28, 1999, as amended, among such parties.

            "Nasdaq" means the Nasdaq National Market.

            "Nasdaq SmallCap" means the Nasdaq SmallCap Market.

            "1933 Act" means the Securities Act of 1933, as amended.

            "1934 Act" means the Securities Exchange Act of 1934, as amended.

            "Note" shall have the meaning provided in Section 7.3.

            "NYSE" shall mean the New York Stock Exchange, Inc.

            "Optional Redemption Date" means the date on which the Company elects to redeem this Note in accordance with Section 1.1.

            "Optional Redemption Notice" means a notice from the Company to the Holder electing to redeem this Note given in accordance with Section 1.1(a).

            "Optional Redemption Price" means an amount equal to the sum of (1) the product obtained by multiplying (A) the sum of (i) the outstanding principal amount of the Note to be redeemed on a particular Optional Redemption Date plus
(ii) accrued and unpaid interest on such principal amount to the Optional Redemption Date times (B) 115% plus (2) accrued and unpaid Default Interest, if any, on the amounts referred to in the immediately preceding clauses (1)(A)(i) and (1)(A)(ii) at the rate provided in this Note to the Optional Redemption Date.

            "Other Note" means the 12% Secured Convertible Note of the Company issued to the other holder pursuant to the Exchange Agreement and any replacement note or notes.

            "Permitted Indebtedness" means (i) Indebtedness of the Company outstanding on the Issuance Date, (ii) Indebtedness of the Company incurred after the Issuance Date which is unsecured and expressly subordinated to this Note and the Other Note on terms reasonably acceptable to the Majority Holders, and (iii) Indebtedness of the Company's subsidiary, DSS Direct Connect, L.L.C., a Washington limited liability company, incurred after the Issuance Date for a working capital line of credit provided by a bank or other financial institution which is secured by the assets and limited liability company interests of such subsidiary.

            "Person" means any natural person, corporation, partnership, trust, incorporated organization, unincorporated association or similar entity or any government, governmental agency or political subdivision.

            "Principal Installment Amount" on any Principal Payment Date means an amount equal to (x) the principal amount of this Note outstanding on such Principal Payment Date divided by (y) the number of remaining Principal Payment Dates hereunder (including such Principal Payment Date for which the Principal Installment Amount is being determined) which have not occurred on prior dates, such amount to be rounded to the nearest cent.

            "Principal Payment Dates" shall have the meaning provided in the first paragraph of this Note.

            "Registration Rights Agreement" means the Amended and Restated Registration Rights Agreement, dated as of the Issuance Date, entered into between the Company and the original holders of this Note and the Other Note.

            "Registration Statement" means the Registration Statement required to be filed by the Company with the SEC pursuant to Section 2(a) of the Registration Rights Agreement.

            "Repurchase Event" means the occurrence of any one or more of the following events:

            (1) The inability for 30 or more days (whether or not consecutive) commencing on or after the SEC Effective Date of the Holder to sell any shares of Common Stock issued or issuable on conversion of this Note or exercise of the Warrants pursuant to the Registration Statement for any reason on each of such 30 days;

            (2) Any consolidation or merger of the Company with or into another entity (other than the Merger or a merger or consolidation of a subsidiary of the Company into the Company or a wholly-owned subsidiary of the Company) where the stockholders of the Company immediately prior to such transaction do not collectively own at least 51% of the outstanding voting securities of the surviving corporation of such consolidation or merger immediately following such transaction or the common stock of such surviving corporation is not listed for trading on the NYSE, the AMEX, the Nasdaq or the Nasdaq SmallCap; or any sale or other transfer of all or substantially all of the assets of the Company or any Guarantor;

            (3) The taking of any action, including any amendment to the Company's Certificate of Incorporation, without the consent of the Majority Holders which materially and adversely affects the rights of the Holder; provided, however, that no Repurchase Event shall be deemed to occur by reason of an amendment to the Corporation's Certificate of Incorporation which increases the number of authorized shares of Common Stock in connection with the Merger; or

            (4) The occurrence of any Event of Default specified in Article IV of this Note.

            "Repurchase Price" means an amount equal to the sum of (1) the product obtained by multiplying the sum of (A) the outstanding principal amount of this Note plus (B) accrued and unpaid interest on such principal amount to the date of repurchase times 120% plus (2) accrued and unpaid Default Interest, if any, on the amounts referred to in the immediately preceding clauses (1)(A) and (1)(B) at the rate provided in this Note to the date of repurchase.

            "SEC" means the Securities and Exchange Commission.

            "SEC Effective Date" means the date on which the Registration Statement is first declared effective by the SEC.

            "Security Agreement" means the Pledge and Security Agreement, dated as of the Issuance Date, by and among the Company, the Guarantors and the Collateral Agent.

            "Stockholder Approval" shall mean the approval by a majority of the votes cast by the holders of shares of Common Stock (in person or by proxy) at a meeting of the stockholders of the Corporation (duly convened at which a quorum was present), or a written consent of holders of shares of Common Stock entitled to such number of votes given without a meeting, of the issuance by the Corporation of 20% or more of the Common Stock of the Corporation outstanding on the Issuance Date for less than the greater of the book or market value of such Common Stock on conversion of the Note and the Other Note, as and to the extent required under the Stockholder Approval Rule.

            "Stockholder Approval Rule" means Rule 4310(c)(25)(H) of the Nasdaq SmallCap as in effect from time to time or any successor, replacement or similar rule or regulation of the Nasdaq SmallCap or any other principal securities market on which the Common Stock is listed for trading.

            "Tender Offer" means a tender offer or exchange offer.

            "TME" means Transmedia Europe, Inc., a Delaware corporation.

            "Trading Day" means a day on whichever of (x) the national securities exchange, (y) the Nasdaq or (z) the Nasdaq SmallCap which at the time constitutes the principal securities market for the Common Stock is open for general trading.

            "Transaction Documents" means this Note, the Exchange Agreement, the Registration Rights Agreement, the Warrants, the Security Agreement, the Guaranty Agreement and the Transfer Agent Instructions.

            "Transfer Agent Instructions" means the Transfer Agent Instructions from the Company to the Conversion Agent issued pursuant to the Exchange Agreement for the benefit of the holders of this Note and the Other Note.

            "Warrants" shall have the meaning provided in the Exchange
Agreement.

                                   ARTICLE VII

                                  MISCELLANEOUS

            7.1 Failure or Indulgency Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

            7.2 Notices. Except as otherwise specifically provided herein, any notice herein required or permitted to be given shall be in writing and may be personally served, sent by telephone line facsimile transmission or delivered by courier or sent by United States mail and shall be deemed to have been given upon receipt if personally served, sent by telephone line facsimile transmission or sent by courier or three days after being deposited in the United States mail, certified, with postage pre-paid and properly addressed, if sent by mail. For the purposes hereof, the address of the Holder shall be as shown on the records of the Company (telephone line facsimile transmission number (__) ____ - _____); and the address of the Company shall be 11 St. James's Square, London SW1Y 4LB, England, Attention: Chief Executive Officer (telephone line facsimile transmission number 011-44-207-839-5727. Both the Holder and the Company may change the address for service by service of written notice to the other as herein provided.

            7.3 Amendment Provision. The term "Note" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented, and any replacement note or notes. Neither this Note, any Other Note, the Security Agreement, nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the Majority Holders, provided that no such change, waiver, discharge or termination shall, without the consent of the Holder and the holder of the Other Note if affected thereby, (i) extend the scheduled final maturity of this Note or the Other Note, or reduce the rate or extend the time of payment of interest (other than as a result of waiving the applicability of any post-default increase in interest rates) hereon or thereon or reduce the principal amount hereof or thereof or the Optional Redemption Price or Repurchase Price, (ii) release the collateral or reduce the amount of collateral required to be deposited or maintained by the Company pursuant to the Security Agreement except as expressly provided in the Security Agreement, (iii) amend, modify or waive any provision of this Section 7.3, (iv) reduce any percentage specified in, or otherwise modify, the definition of Majority Holders or (v) except as provided in this Note, change the method of calculating the Conversion Price. Notwithstanding any other provision of this Note, in addition to the requirements of the immediately preceding sentence, any amendment of (x)
Section 2.1(b), (y) the definition of the term Aggregated Person or (z) this sentence shall require approval by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock, present in person or represented by proxy at a duly convened meeting of stockholders of the Company, and entitled to vote, or the consent thereto in writing by holders of a majority of the outstanding shares of Common Stock, and the stockholders of the Company are hereby expressly made third party beneficiaries of this sentence.

            7.4 Assignability. This Note shall be binding upon the Company and its successors and permitted assigns, and shall inure to the benefit of and be binding upon the Holder and its successors and permitted assigns.

            7.5 Certain Expenses. The Company shall pay on demand all expenses incurred by the Holder, including reasonable attorneys' fees and expenses, as a consequence of, or in connection with, (x) the negotiation, preparation or execution of any amendment or modification of the Transaction Documents, (y) any default or breach of any of the Company's obligations set forth in the Transaction Documents and (z) the enforcement or restructuring of any right of, including the collection of any payments due, the Holder under the Transaction Documents, including any action or proceeding relating to such enforcement or any order, injunction or other process seeking to restrain the Company from paying any amount due the Holder in which the Holder prevails.

            7.6 Governing Law. This Note shall be governed by and interpreted in accordance with the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule that would cause the laws of any jurisdiction other than the State of New York to be applied.

            7.7 Transfer of Note. This Note has not been and is not being registered under the provisions of the 1933 Act or any state securities laws and this Note may not be transferred unless (1) the transferee is an "accredited investor" as defined in Regulation D under the 1933 Act and (2) the Holder shall have delivered to the Company an opinion of counsel to the effect that this Note may be sold or transferred pursuant to an exemption from such registration.

            7.8 Enforceable Obligation. The Company represents and warrants that at the time of the original issuance of this Note it received consideration pursuant to the Exchange Agreement of a type and in an amount with a value to the Company at least equal to the original principal amount of this Note, and that this Note is an enforceable obligation of the Company which is not subject to any offset, reduction, counterclaim or disallowance of any sort.

            7.9 Certain Amounts. Whenever pursuant to this Note the Company is required to pay an amount in excess of the outstanding principal amount (or the portion thereof required to be paid at that time) plus accrued and unpaid interest plus Default Interest on such principal and interest, the Company and the Holder agree that the actual damages to the Holder from the receipt of cash payment on this Note may be difficult to determine and the amount to be so paid by the Company represents stipulated damages and not a penalty and is intended to compensate the Holder in part for loss of the opportunity to convert this Note and to earn a return from the sale of shares of Common Stock acquired upon conversion of this Note at a price in excess of the price paid for such shares pursuant to this Note. The Company and the Holder hereby agree that such amount of stipulated damages is not plainly disproportionate to the possible loss to the Holder from the receipt of a cash payment without the opportunity to convert this Note into shares of Common Stock.

            7.10 Replacement of Notes. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note and (a) in the case of loss, theft or destruction, of an affidavit from the Holder reasonably satisfactory to the Company or (b) in the case of mutilation, upon surrender and cancellation of this Note, the Company at its expense will execute and deliver to the Holder a new Note of like tenor.

                                   * * * * * *

            IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name by its duly authorized officer on the day and in the year first above written.

                                                   TRANSMEDIA ASIA PACIFIC, INC.


                                                   By:__________________________
                                                   Name:
                                                   Title:

                                                                       Exhibit A

                              NOTICE OF CONVERSION
                                       OF
                          12% SECURED CONVERTIBLE NOTE
                                       OF
                          TRANSMEDIA ASIA PACIFIC, INC.

TO:  American Stock Transfer          CC:  Transmedia Asia Pacific, Inc.
      & Trust Company,                     11 St. James's Square
     as Conversion Agent                   London SW1Y 4LB
     6201 Fifteenth Avenue                 England
     Brooklyn, New York 11219
                                           Attention:  Chief Executive Officer

Facsimile No.:  (718) 921-8355             Facsimile No.:  011-44-207-839-5727

            (1) Pursuant to the terms of the 12% Secured Convertible Note due 2002 (the "Note") of Transmedia Asia Pacific, Inc., a Delaware corporation (the "Company"), the undersigned hereby elects to convert $__________ of the Note, equal to the sum of $__________________ principal amount of the Note, $_________________ of accrued and unpaid interest on such principal amount and $_______________ of Default Interest on such principal and interest, into shares of Common Stock, $.00001 par value (the "Common Stock"), of the Company. Capitalized terms used in this Conversion Notice and not otherwise defined herein have the respective meanings provided in the Note.

            (2) Please issue a certificate or certificates for shares (the "Conversion Shares") of Common Stock in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:


         _______________________________         _______________________________
         Name                                    Name

         _______________________________         _______________________________
         Address                                 Address

         _______________________________         _______________________________
         SS or Tax ID Number                     SS or Tax ID Number

            (3) The Conversion Date is _____________.

            (4) The closing bid price of the Common Stock on each of the five Trading Days during the Measurement Period preceding the Conversion Date on which the lowest closing bid prices occurred and the arithmetic average thereof are as follows:

                Date                          Closing Bid Price
                ----                          -----------------

                 1.________________           ________________

                 2.________________           ________________

                 3.________________           ________________

                 4.________________           ________________

                 5.________________           ________________

                 Arithmetic Average: $___________________ = Average Market Price

                95% of Average Market Price = $_____________ = Conversion Price

            (5) Calculation of number of Conversion Shares to be issued:

Amount to be converted of $__________________ divided by Conversion Price of $_________________ = ___________________ shares of Common Stock.

            (6) Principal amount of the Note held by the undersigned after giving effect to this Conversion Notice: $_______________.

            (7) Remaining number of shares of Common Stock from the Maximum Share Amount available for conversion of the Note: ______________________.

            (8) If the shares of Common Stock issuable upon conversion of the Note have not been registered for resale under the Securities Act of 1933, as amended (the "Act"), and the provisions of Rule 144(k) under the Act are inapplicable to the undersigned with respect to the Conversion Shares relating to this Notice, the undersigned represents and warrants that (i) the Conversion Shares not so registered are being acquired for the account of the undersigned for investment, and not with a view to, or for resale in connection with, the public distribution thereof other than pursuant to registration under the Act, and that the undersigned has no present intention of distributing or reselling the shares of Common Stock not so registered other than pursuant to registration under the Act and (ii) the undersigned is an "accredited investor" as defined in Regulation D under the Act. If the provisions of Rule 144(k) under the Act are inapplicable to the undersigned with respect to the Conversion Shares relating to this Notice the undersigned further agrees that (A) the shares of Common Stock not so registered shall not be sold or transferred unless either (i) they first shall have been registered under the Act and applicable state securities laws or (ii) the Company first shall have been furnished with an opinion of legal counsel reasonably satisfactory to the Company to the effect that such sale or transfer is exempt from the registration requirements of the Act and (B) the Company may place a legend on the certificate(s) for the shares of Common Stock not so registered to that effect and place a stop-transfer restriction in its records relating to the shares of Common Stock not so registered, all in accordance with the Exchange Agreement.

                            Date _______________________________________________


                            ____________________________________________________
                            Signature of Holder
                            (Must be signed exactly as name appears on the Note)